UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 30, 2026
Spruce Power Holding Corporation
(Exact name of registrant as specified in its charter)

Texas	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

820 Gessner Road, Suite 500, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
(866) 777-8235
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Statement

On October 30, 2026, certain subsidiaries of Spruce Power Holding Corporation (the “Company”) and the Refinancing Provider (as defined below) executed the Term Sheet described below, which contemplates a full refinancing of the SP1, SP2, and SP3 Facilities (each as described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the Securities and Exchange Commission on August 13, 2026). In connection with entry into the Term Sheet and to facilitate discussions regarding the refinancing transactions contemplated thereby, the Company entered into certain amendments to its funded debt facilities, including as summarized below.

Item 1.01	Entry into a Material Definitive Agreement

Second KeyBank Credit Agreement Amendment

Certain of the Company’s subsidiaries entered into an amendment, dated as of October 30, 2026, to that certain Amended and Restated Credit Agreement, dated as of March 19, 2021 (as amended, restated, or modified from time to time, the “Second KeyBank Credit Agreement”), by and among KWS Solar Term Parent 1, LLC, KWS Solar Term Parent 2, LLC, KWS Solar Term Parent 3, LLC and Spruce Power 3 HoldCo, LLC, each a subsidiary of the Company, as co-borrowers, the lenders from time to time party thereto, and KeyBank National Association, as administrative agent, which amends and restates Section 5.30 thereof to:

•Remove the Approved Refinancing Term Sheet (as defined in the Second KeyBank Credit Agreement) and Updated Base Case Model (as defined in the Second KeyBank Credit Agreement) delivery requirements, instead requiring delivery, by November 9, 2026, of a comprehensive long-term financial model that assumes the Senior Loan Obligations (as defined in the Second KeyBank Credit Agreement) are refinanced on the terms specified in the Term Sheet.

•Revise the SP4/SP5 Collateral Addition (as defined in the Second KeyBank Credit Agreement) covenant to require the SP4/SP5 Collateral Addition solely upon failure to consummate a Refinancing by the Refinancing Deadline (as defined in the Second KeyBank Credit Agreement) that satisfies the requirements of a Permitted PortfolioCo Refinancing (as defined in the Second KeyBank Credit Agreement) or is otherwise acceptable to the Required Lenders (as defined in the Second KeyBank Credit Agreement).

•Require SP4 HoldCo and SP5 HoldCo (each as defined in the Second KeyBank Credit Agreement) to, on or before November 9, 2026, execute agreements to take all such actions as are reasonably required to effectuate the SP4/SP5 Collateral Addition covenant.

Item 7.01	Regulation FD Disclosure.

Refinancing Term Sheet

On October 30, 2026, certain of the Company’s subsidiaries entered into a term sheet (the “Term Sheet”) with a financial institution (the “Refinancing Provider”) setting forth terms for the Refinancing Provider to provide a funded debt facility (the “Refinancing Facility”) to refinance the SP1 Facility, SP2 Facility, and SP3 Facility.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing. For the avoidance of doubt, all of the Refinancing Facility terms set forth in the Term Sheet remain indicative and subject to change prior to the execution of definitive documents.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements herein constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “could,” “may,” “will,” “might,” “should,” “believe,” “expect,” “anticipate,” “upcoming,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates and assumptions. All statements, other than statements of historical fact included herein, are forward-looking statements. Forward-looking statements involve a wide variety of risks and uncertainties, and include, without limitation, statements with respect to the Company’s strategy and prospects and statements regarding the Term Sheet and the Refinancing Facility and the terms and conditions of such Refinancing Facility. Such statements are subject to certain risks and uncertainties, including, without limitation, the non-binding nature of the Term Sheet, the occurrence of any event, change or other circumstances that could give rise to the termination of the Term Sheet or that would prevent the execution of any definitive agreements with respect to the Refinancing Facility on the anticipated timing and terms or at all, the ability of the parties to negotiate and execute definitive documentation for the Refinancing Facility on the terms described therein or at all, the risk that the Refinancing Facility, if entered into, will contain terms (including interest rates, tranche sizing and other economic terms) that differ from those described therein, the ability of the Company to satisfy the applicable conditions to funding under the Refinancing Facility, the risk that the Company does not consummate such refinancing on or before January 30, 2027 and the resulting consequences under the Company’s existing credit facilities, including the obligation of certain additional subsidiaries of the Company to guarantee obligations under, and grant liens on their assets in favor of the lenders under, the Second KeyBank Credit Agreement, the risk that an event of default under one or more of the Company’s funded debt facilities could result in a cross-default under the other funded debt facilities of the Company and a foreclosure on the collateral securing such facilities, the risk that the Company may not have sufficient cash on hand or proceeds from available liquidity sources to repay its funded debt facilities at their respective maturity dates if the Refinancing Facility is not consummated, the risk that the Company may not be able to continue as a going concern if it is unable to repay or refinance its indebtedness prior to the applicable maturity dates, and those risks which are disclosed in the Company’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 31, 2026 and subsequent Quarterly Reports on Form 10-Q. These factors are not exhaustive. New risk factors emerge from time to time, and it is not possible to predict all such risk factors, nor can the Company assess the impact of all such risk factors on its business or the extent to which any factor or combination of factors may cause actual results to differ materially from the results implied by these forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORPORATION

Date: November 5, 2026	By:	/s/ Thomas James Cimino
	Name:	Thomas James Cimino
	Title:	Chief Financial Officer
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